UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Growth and	Income
Fund, Inc.

ANNUAL REPORT October 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Financial Futures
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Growth and Income Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2003, through October 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Emerson Tuttle.

The Federal Reserve Board has raised short-term interest rates three times since the beginning of the summer, the rate of corporate earnings growth appears to have slowed dramatically and high energy prices threaten to erode the rate of economic growth.Though these factors may suggest the U.S. economy is moving toward a new phase of the business cycle, we believe the current economic cycle still favors higher-quality stocks, which currently offer favorable relative and absolute valuations.

Of course, the specific investments that may be right for you in today's economic and market environment depend on your current needs, future goals, tolerance for risk and the composition of your overall portfolio. As always, your financial advisor may be in the best position to recommend the specific asset classes and investments that will satisfy your financial needs most effectively.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation November 15, 2004

DISCUSSION OF FUND PERFORMANCE

Emerson Tuttle, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2004, the fund produced a total return of 6.36% .1This compares with a total return of 9.41% provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), during the same period. 2

We attribute these results to a positive market environment for equities, particularly during the first half of the reporting period. Stocks were driven higher by continued U.S. and global economic growth, which led to improving corporate fundamentals. However, the market's gains slowed during the second half of the reporting period in response to mounting geopolitical and economic uncertainties. While the fund shared in the market's gains, weak returns among its technology holdings, as well as slightly weaker-than-average performance in the industrials and telecommunications services sectors, caused the fund's return to lag the benchmark's return.

What is the fund's investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.To pursue these goals, it invests primarily in stocks of domestic and foreign issuers.The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

The fund's investment strategy combines market economics with fundamental research.The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each economic sector of the Standard and Poor's 500 Composite Index (S&P 500) is examined to determine the sector's market-capitalized weighting and to estimate the performance of the sector relative to the S&P 500 as a whole. A balance is determined for the fund, giving greater weight to sectors that are expected to outperform the overall

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

market, and less weight to sectors that are expected to underperform the overall market.

In choosing stocks, the fund employs fundamental analysis, generally seeking companies with strong positions in their industries, and companies with a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). The portfolio manager seeks to create a broadly diversified core portfolio comprising growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. Income is generated primarily from dividend-paying stocks in which the fund may invest.The manager selects stocks based on:

  value, or how a stock is priced relative to its perceived intrinsic worth;
  growth, in this case the sustainability or growth of earnings or cash flow; and
  financial profile, which measures the financial health of the company.

What other factors influenced the fund's performance?

Energy stocks generated particularly strong gains for the benchmark and the fund during the reporting period, fueled by rising oil and gas prices. Although it had slightly less exposure than the S&P 500 Index to the energy sector, the fund matched the benchmark's performance in the energy sector with relatively strong individual stock selections, including exploration and production companies, such as XTO Energy and Anadarko Petroleum, and diversified energy companies, such as ExxonMobil. The fund further enhanced performance with comparatively good stock selections in the consumer discretionary sector, where strong performers included travel and recreational activities companies, such as Hilton Hotels and cruise line operator Carnival, and specialty retailers, such as PETsMART.

Several other industry groups provided mixed performance. For example, in the financials area, the largest sector in the benchmark, relatively strong returns from property insurer Fidelity National Financial were balanced by relatively weak performance from other insurance holdings, such as CIGNA and St. Paul Travelers Cos. Similarly, in health care, above-average gains in medical equipment and supply holdings, such as Becton, Dickinson & Co., were undermined by relatively weak returns from holdings in generic drug makers, such as Barr Pharmaceuticals.

On the negative side, the fund's return from the technology sector significantly lagged that of the benchmark. While some technology holdings, such as VeriSign, contributed positively to the return, most suffered declines. Notably weak performers included computer and peripheral companies, such as EMC and Hewlett-Packard, and semiconductor-related companies, such as equipment makers KLA-Tencor and Applied Materials. To a lesser degree, the fund's relative performance also faltered in the area of industrials, where declines in Corinthian Colleges and Ryanair undermined gains in Tyco International. Finally, in the telecommunications services area, the fund's lack of exposure to wireless communications stocks further compromised returns compared to the benchmark.

What is the fund's current strategy?

I stepped in as the fund's portfolio manager on October 5, 2004. During the ensuing weeks, while maintaining the fund's basic investment strategy and profile, I began the process of modifying the portfolio to better reflect both top-down economic analyses and bottom-up analyst recommendations. In particular, I began adjusting the fund's sector allocations and reducing the number of holdings in the fund to increase its emphasis on the specific stocks we view most favorably.As of the end of the reporting period, this process has led to mild emphasis on technology stocks and relatively light positions in consumer staples and telecommunications services stocks.

November 15, 2004

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index

Average Annual Total Returns as of 10/31/04
	1 Year	5 Years	10 Years

Fund	6.36%	(1.70)%	6.05%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/94 to a
$10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.
The fund's performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees or other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2004 to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2004

Expenses paid per $1,000 †	$ 5.23
Ending value (after expenses)	$1,019.10

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2004

Expenses paid per $1,000 †	$ 5.23
Ending value (after expenses)	$1,019.96

† Expenses are equal to the fund's annualized expense ratio of 1.03%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2004
Common Stocks—96.1%	Shares	Value ($)

Consumer Discretionary—11.3%
AMR	239,000 [a]	1,845,080
Carnival	149,400	7,553,664
Clear Channel Communications	66,580	2,223,772
Comcast, Cl. A	182,564 [a]	5,385,638
Corinthian Colleges	108,000 [a]	1,550,880
Disney (Walt)	276,000	6,960,720
DreamWorks Animation SKG, Cl. A	21,800 [a]	851,290
Federated Department Stores	93,000	4,691,850
Hilton Hotels	245,000	4,875,500
Home Depot	276,000	11,338,080
International Game Technology	98,000	3,237,920
Lamar Advertising	121,100 [a]	5,015,962
Liberty Media	430,000 [a]	3,835,600
PetSmart	110,000 [b]	3,517,800
Staples	250,600	7,452,844
Target	94,000	4,701,880
Time Warner	399,650 [a]	6,650,176
Univision Communications	128,000 [a]	3,962,880
Viacom, Cl. B	224,935	8,207,878
		93,859,414
Consumer Staples—8.7%
Altria Group	261,000	12,648,060
Colgate-Palmolive	77,000	3,435,740
Dean Foods	126,000 [a]	3,761,100
General Mills	56,000	2,478,000
Kellogg	100,000	4,300,000
PepsiCo	328,100	16,267,198
Procter & Gamble	209,000	10,696,620
Wal-Mart Stores	346,000	18,656,320
		72,243,038
Energy—7.5%
Anadarko Petroleum	116,600	7,864,670
BP, ADR	78,000	4,543,500
ChevronTexaco	164,000	8,701,840
ConocoPhillips	57,000	4,805,670
Exxon Mobil	738,500	36,348,970
		62,264,650

Common Stocks (continued)	Shares	Value ($)

Financial—20.4%
American Express	89,000	4,723,230
American International Group	240,673	14,611,258
Axis Capital Holdings	102,000	2,556,120
Bank of America	436,212	19,537,936
Bank of New York	137,000	4,447,020
Capital One Financial	71,000	5,236,960
CIT Group	128,000	5,171,200
Citigroup	521,271	23,128,794
Countrywide Financial	364,300	11,632,099
Federal National Mortgage Associaion	161,500	11,329,225
Fidelity National Financial	132,000	4,981,680
Fifth Third Bancorp	80,000	3,935,200
Goldman Sachs Group	77,700	7,644,126
J.P. Morgan Chase & Co.	306,780	11,841,708
Merrill Lynch	116,000	6,257,040
Morgan Stanley	128,000	6,539,520
Wachovia	137,000	6,741,770
Wells Fargo	200,000	11,944,000
Willis Group Holdings	218,000	7,837,100
		170,095,986
Health Care—12.5%
Abbott Laboratories	95,000	4,049,850
Bard (C.R.)	48,000	2,726,400
Becton, Dickinson & Co.	88,000	4,620,000
Bristol-Myers Squibb	159,000	3,725,370
Community Health Systems	96,000 [a]	2,574,720
Genzyme	119,300 [a]	6,259,671
Gilead Sciences	125,600 [a]	4,349,528
Guidant	42,000	2,798,040
Hospira	160,500 [a]	5,121,555
Johnson & Johnson	251,000	14,653,380
Lilly (Eli) & Co.	92,700	5,090,157
Medtronic	191,200	9,772,232
Merck & Co.	128,000	4,007,680
Novartis, ADR	203,000	9,746,030
PacifiCare Health Systems	74,000 [a]	2,635,880
Pfizer	517,550	14,983,073

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Schering-Plough	237,000	4,292,070
Thermo Electron	80,500 [a]	2,334,500
		103,740,136
Industrials—10.6%
Caterpillar	101,600	8,182,864
Danaher	100,000	5,513,000
Deere & Co.	90,000	5,380,200
Eaton	92,500	5,915,375
Emerson Electric	70,000	4,483,500
General Electric	941,000	32,106,920
Rockwell Collins	99,000	3,511,530
3M	70,000	5,429,900
Tyco International	170,000	5,295,500
United Parcel Service, Cl. B	101,600	8,044,688
United Technologies	49,000	4,548,180
		88,411,657
Information Technology—16.8%
Accenture	178,900 [a]	4,331,169
Altera	106,000 [a]	2,409,380
Amdocs	186,000 [a]	4,677,900
Cisco Systems	526,000 [a]	10,104,460
Computer Sciences	100,600 [a]	4,996,802
Dell	352,500 [a]	12,358,650
First Data	99,000	4,086,720
Hewlett-Packard	278,623	5,199,105
Intel	499,200	11,112,192
International Business Machines	177,000	15,885,750
Microsoft	1,006,400	28,169,136
Motorola	158,000	2,727,080
National Semiconductor	248,000 [a]	4,141,600
Oracle	458,000 [a]	5,798,280
QUALCOMM	130,000	5,435,300
SAP, ADR	80,000	3,412,000
SunGard Data Systems	182,000 [a]	4,821,180
Texas Instruments	142,000	3,471,900

10

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
VeriSign	259,000 [a]	6,948,970
		140,087,574
Materials—2.6%
Air Products & Chemicals	91,000	4,839,380
du Pont (E.I) de Nemours	101,000	4,329,870
Praxair	130,000	5,486,000
Sigma-Aldrich	44,000	2,448,160
Weyerhaeuser	74,000	4,635,360
		21,738,770
Telecommunication Services—2.7%
SBC Communications	388,500	9,813,510
Sprint (FON Group)	200,000	4,190,000
Verizon Communications	228,000	8,914,800
		22,918,310
Utilities—3.0%
Consolidated Edison	100,000	4,345,000
Dominion Resources	68,000	4,373,760
Exelon	112,000	4,437,440
FPL Group	59,000	4,065,100
KeySpan	74,000	2,956,300
Southern	147,000	4,643,730
		24,821,330
Total Common Stocks
(cost $689,921,203)		800,180,865

Other Investments—3.9%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $32,348,000)	32,348,000 [c]	32,348,000

	Principal
Short-Term Investments—.3%	Amount ($)	Value ($)

U.S. Treasury Bills:
1.42%, 11/18/2004	1,506,000 [d]	1,504,840
1.67%, 1/13/2005	1,200,000 [d]	1,195,536
Total Short-Term Investments
(cost $2,700,926)		2,700,376

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Investment of Cash Collateral
for Securities Loaned—.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $438,400)	438,400 [c]	438,400

Total Investments (cost $725,408,529)	100.4%	835,667,641
Liabilities, Less Cash and Receivables	(.4%)	(3,165,271)
Net Assets	100.0%	832,502,370

ADR—American Depository Receipts
[a] Non-income producing.
[b] A portion of this security is on loan. At October 31, 2004 the total market value of the fund's securities on loan is
$438,126 and the total market value of the collateral held by the fund is $438,400.
[c] Investments in affiliated money market mutual funds.
[d] Partially held by a broker in a segregated account as collateral for open financial futures positions.

Portfolio Summary †

	Value (%)		Value (%)

Financial	20.4	Energy	7.5
Information Technology	16.8	Short-Term/
Health Care	12.5	Money Market Investments	4.3
Consumer Discretionary	11.3	Other	8.3
Industrials	10.6	Futures Contracts	.0
Consumer Staples	8.7		100.4

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF FINANCIAL FUTURES

October 31, 2004

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2004 ($)

Financial Futures Long
Standard & Poor's 500	80	22,606,000	December 2004	75,000

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $438,126)—Note 1(c):
Unaffiliated issuers	692,622,129	802,881,241
Affiliated issuers	32,786,400	32,786,400
Cash		10,550
Receivable for investment securities sold		18,626,986
Dividends and interest receivable		1,184,975
Receivable for futures variation margin—Note 4		54,000
Receivable for shares of Common Stock subscribed		11,995
Prepaid expenses		41,137
		855,597,284

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		625,489
Payable for investment securities purchased		21,471,055
Liability for securities on loan—Note 1(c)		438,400
Payable for shares of Common Stock redeemed		321,755
Accrued expenses		238,215
		23,094,914

Net Assets ($)		832,502,370

Composition of Net Assets ($):
Paid-in capital		821,757,866
Accumulated undistributed investment income—net		349,365
Accumulated net realized gain (loss) on investments		(99,938,973)
Accumulated net unrealized appreciation (depreciation)
on investments (including $75,000 net unrealized
appreciation on financial futures)		110,334,112

Net Assets ($)		832,502,370

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		57,784,465
Net Asset Value, offering and redemption price per share ($)		14.41

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended October 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $37,115 foreign taxes withheld at source):
Unaffiliated issuers	14,151,201
Affiliated issuers	466,915
Interest	58,476
Income on securities lending	11,808
Total Income	14,688,400
Expenses:
Management fee—Note 3(a)	6,513,700
Shareholder servicing costs—Note 3(b)	2,082,475
Directors' fees and expenses—Note 3(c)	85,776
Custodian fees—Note 3(b)	66,017
Prospectus and shareholders' reports	65,689
Professional fees	54,537
Dividend on securities sold short	32,040
Registration fees	30,034
Miscellaneous	29,135
Total Expenses	8,959,403
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(702)
Net Expenses	8,958,701
Investment Income—Net	5,729,699

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	28,011,343
Short sale transactions	(341,332)
Net realized gain (loss) on financial futures	2,192,548
Net Realized Gain (Loss)	29,862,559
Net unrealized appreciation (depreciation) on investments
and securities sold short (including $13,075 net
unrealized appreciation on financial futures)	17,921,249
Net Realized and Unrealized Gain (Loss) on Investments	47,783,808
Net Increase in Net Assets Resulting from Operations	53,513,507

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2004	2003

Operations ($):
Investment income—net	5,729,699	4,458,662
Net realized gain (loss) on investments	29,862,559	(46,071,657)
Net unrealized appreciation
(depreciation) on investments	17,921,249	165,397,224
Net Increase (Decrease) in Net Assets
Resulting from Operations	53,513,507	123,784,229

Dividends to Shareholders from ($):
Investment income—net	(5,795,666)	(4,717,914)

Capital Stock Transactions ($):
Net proceeds from shares sold	26,157,089	32,970,061
Dividends reinvested	5,448,941	4,441,753
Cost of shares redeemed	(109,454,033)	(99,801,227)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(77,848,003)	(62,389,413)
Total Increase (Decrease) in Net Assets	(30,130,162)	56,676,902

Net Assets ($):
Beginning of Period	862,632,532	805,955,630
End of Period	832,502,370	862,632,532
Undistributed investment income—net	349,365	415,332

Capital Share Transactions (Shares):
Shares sold	1,830,988	2,689,888
Shares issued for dividends reinvested	381,263	367,070
Shares redeemed	(7,656,202)	(8,243,716)
Net Increase (Decrease) in Shares Outstanding	(5,443,951)	(5,186,758)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.64	11.78	14.63	19.29	19.99
Investment Operations:
Investment income—net [a]	.09	.07	.05	.04	.05
Net realized and unrealized
gain (loss) on investments	.78	1.86	(2.30)	(3.39)	1.51
Total from Investment Operations	.87	1.93	(2.25)	(3.35)	1.56
Distributions:
Dividends from investment income—net	(.10)	(.07)	(.05)	(.04)	(.05)
Dividends from net realized
gain on investments	—	—	(.55)	(1.27)	(2.21)
Total Distributions	(.10)	(.07)	(.60)	(1.31)	(2.26)
Net asset value, end of period	14.41	13.64	11.78	14.63	19.29

Total Return (%)	6.36	16.48	(16.27)	(18.15)	8.10

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03	1.06	1.01	.98	.96
Ratio of net expenses
to average net assets	1.03	1.06	1.01	.98	.96
Ratio of net investment income
to average net assets	.66	.56	.37	.26	.27
Portfolio Turnover Rate	48.04	42.66	26.93	32.57	54.80

Net Assets, end of period ($ x 1,000)	832,502	862,633	805,956	1,092,228	1,483,687

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

"Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $349,365, accumulated capital losses $95,685,275 and unrealized appreciation $106,080,414.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $47,727,682 of the carryover expires in fiscal 2010 and $47,957,593 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2004 and October 31, 2003, were as follows: ordinary income $5,795,666 and $4,717,914, respectively.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2004, the fund did not borrow under either line of credit.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2004, the fund was charged $1,106,546 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2004, the fund was charged $605,485 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2004, the fund was charged $66,017 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $525,720, custodian fees $9,561 and transfer agency per account fees $90,208.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2004:

	Purchases ($)	Sales ($)

Long transactions	395,130,363	485,540,990
Short sale transactions	2,796,380	2,455,048
Total	397,926,743	487,996,038

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2004, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2004, are set forth in the Statement of Financial Futures.

At October 31, 2004, the cost of investments for federal income tax purposes was $729,587,227, accordingly, accumulated net unrealized appreciation on investments was $106,080,414, consisting of $137,176,842 gross unrealized appreciation and $31,096,428 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On December 9, 2004, the Board of Directors approved, subject to approval of shareholders of Dreyfus Premier Growth and Income Fund, an Agreement and Plan of Reorganization to merge the fund with Dreyfus Premier Growth and Income Fund in a tax-free reorganization. In addition, the Board of Directors approved to convert the fund to a multi-class structure in connection with the Reorganization.

The Fund 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and financial futures, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 10, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2004 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31,2004,certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,795,666 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
David P. Feldman (64)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51
———————
James F. Henry (73)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22
———————
Rosalind Gersten Jacobs (79)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Merchandise and marketing consultant
No. of Portfolios for which Board Member Serves: 33

Dr. Paul A. Marks (78)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Atom Pharm, Director
• Lazard Freres & Company, LLC, Senior Adviser
• Merck, Consultant
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (65)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2001)
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Digital Learning Group, LLC, an online publisher of college textbooks, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• YIVO Institute for Jewish Research,Trustee
No. of Portfolios for which Board Member Serves: 22
———————
Bert W. Wasserman (71)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Financial Consultant
Other Board Memberships and Affiliations:
• Lillian Vernon Corporation, Director
No. of Portfolios for which Board Member Serves: 22
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Irving Kristol, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 27 investment companies (comprised of 60 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 101 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 106 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund 31

NOTES

For More Information

Dreyfus	Transfer Agent &
Growth and Income Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com
The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2004 Dreyfus Service Corporation 0010AR1004

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bert Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Bert Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,500 in 2003 and $26,775 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2003 and $4,500 in 2004. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $125,000 in 2003 and $178,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,421 in 2003 and $3,068 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $-0- in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $315,462 in 2003 and $653,655 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the

Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	December 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	December 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	December 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)